Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Expands Executive Team

– Newly Created Roles Support Continued Global Cannabis Growth –

Vancouver, BC and Orlando, FL – April 24, 2024 – Village Farms International, Inc. (“Village Farms” or “the Company”) (NASDAQ: VFF) today announced that it is expanding its executive team with the following new roles:

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Chief Operating Officer – Ann Gillin Lefever;
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President, Global Medical Cannabis – Paul Furfaro; and,
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General Counsel, Global Cannabis – John Harloe.

“We have expanded our global cannabis business considerably over the last several years with strong, profitable growth in Canada while adding four medicinal export markets, with more to come. In the Netherlands, we are building out our initial facility as the only North American company to participate in the first major recreational cannabis market in Europe. The creation of these new positions reflects both our proven business model and the significant potential of our cannabis opportunity going forward. It is a testament to the strength of our organization that we have identified the right individuals to take on these critical roles from within our own ranks,” said Michael DeGiglio, President and Chief Executive Officer, Village Farms.

Ms. Gillin Lefever is an accomplished business, finance and capital markets executive who served as an external consultant to Village Farms starting in 2020. In 2022, she joined the Company as Executive Vice President, Corporate Affairs, leading the Company’s communications, strategy, governmental affairs and capital markets functions. Ms. Gillin Lefever was previously Head of the Institutional Sales team at Barclays and Senior Equity Research analyst covering the Consumer Products sector at two Wall Street firms, where she was the recipient of numerous awards. She later leveraged this experience as trusted advisor to organizations on governance and financial strategies. Ms. Gillin Lefever holds a Bachelor of Science Degree in Finance from Georgetown University and an MBA from The Wharton School. She sits on Georgetown University McDonough School's Board of Advisors.

Mr. Furfaro joined Village Farms in 2023 as Senior Vice President, Strategy, leading, amongst other initiatives, an assessment of international cannabis opportunities and later assuming leadership of the global medical cannabis business. Prior to Village Farms, Mr. Furfaro was Vice President of Operations and Interim President and Chief Executive Officer at the Société Québécoise du Cannabis (SQDC), Quebec’s provincial cannabis board, where he was responsible for creating and implementing the operations infrastructure, oversaw the opening of 90 dispensaries, and helped grow the sales staff to over 1000 employees. Prior thereto, Mr. Furfaro was Director of Business Development for British American Tobacco Canada, where he was responsible for improving the organization’s performance and competitiveness. Mr. Furfaro holds an MBA from McGill University and HEC Montréal and a BCom from Concordia University. He currently serves as a mentor for McGill University’s Integrated Management Student Fellowship and is a member of the Circle of Presidents of Quebec’s Marketing Network.

Dr. Harloe joined Village Farms’ subsidiary, Balanced Health Botanicals, in 2019 as General Counsel to participate in the cannabinoid industry opportunity created by passage of the 2018 Federal Farm Bill. In 2023, he was appointed by the Governor to Colorado’s Institute of Cannabis Research Governing Board and he is a member of the International Cannabinoid Research Society. He previously sat on the SB 22-205 Task Force to advise the Colorado legislature as to intoxicating hemp and THC products and the Colorado Hemp Advancement and Management Plan (CHAMP). Dr. Harloe received his PhD in Pharmacology and Toxicology from Virginia Commonwealth University Medical Center, where he spent five years performing cannabinoid and endocannabinoid research, and he has co-authored multiple scientific publications. Subsequent to his scientific studies, Dr. Harloe received his JD from Southern Methodist University, graduating cum laude. He is a member of the State Bars of Colorado, Texas, and Oregon, as well as the National Cannabis Bar Association, and is Vice Chair of the American Bar Association Cannabis Law and Policy Committee.

About Village Farms International

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America, the Netherlands and selected markets internationally.

The Company's wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 70% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec. Village Farms ranks as the #2 producer nationally in Canada.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region and Europe. In the Netherlands, it is the only North American producer to hold one of ten cannabis licenses in this limited license country.

Cautionary Statement Regarding Forward-Looking Information

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Inc. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; market position; ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the US federal (Food and Drug Administration and United States Department of Agriculture), state and municipal rules and regulations with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this Press Release.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com